UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 13, 2022

Oncocyte Corporation

(Exact name of registrant as specified in its charter)

California	1-37648	27-1041563
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

15 Cushing

Irvine, California 92618

(Address of principal executive offices)

(949) 409-7600

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	OCX	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On January 13, 2022, Oncocyte Corporation, a California corporation (the “Company” or “Oncocyte”), entered into a Collaboration Agreement (the “Agreement”) with Life Technologies Corporation, a Delaware corporation and subsidiary of Thermo Fisher Scientific (“LTC” and together with Oncocyte, the “Parties” or individually, a “Party”), in order to partner in the development and collaborate in the commercialization of Thermo Fisher Scientific’s existing Oncomine Comprehensive Assay Plus (“OCA Plus”) and Oncocyte’s Determa IO assay for use with LTC’s Ion TorrentTM GenexusTM Integrated Sequencer and LTC’s Ion TorrentTM GenexusTM Purification System (“Genexus system”) in order to obtain in vitro diagnostic (“IVD”) regulatory approval.

Development

Under the terms of the Agreement, Oncocyte will clinically validate LTC’s OCA Plus assay, which is LTC’s proprietary NGS-based assay designed to be run on the Genexus system as an IVD assay (the “Collaboration LTC Product”) and Oncocyte’s Determa IO assay, which is a multivariate gene expression test performed on FFPE biopsy specimens, as an IVD assay run on the Genexus system (the “Collaboration Determa Product”), paving the way toward regulatory approval for use in tumor profiling and guidance of therapy selection for solid tumor cancers in humans. LTC retains the exclusive right to partner with therapeutics companies to develop the Collaboration LTC Product as a companion diagnostic. Oncocyte retains the exclusive right to partner with therapeutics companies to develop the Collaboration Determa Product as a companion diagnostic. All development work will be conducted pursuant to development plans agreed by the Parties through a series of governance committees that will oversee the collaboration.

Costs Associated with Product Development

Oncocyte will be responsible for all costs associated with Oncocyte activities under the LTC product development budget. Oncocyte and LTC will share development costs associated with LTC activities under the LTC product development budget. LTC will be responsible for costs associated with the performance of research and development activities for the RUO-labeled OCA Plus and related components as is necessary to enable the development of the Collaboration LTC Product as contemplated by the LTC product development plan. Oncocyte will be responsible for all costs associated with activities of both Parties under the Determa product development budget. LTC will be responsible, at LTC’s own cost, for the performance of research and development activities for the RUO-labeled OCA Plus and related components as is necessary to enable the development of the Collaboration LTC Product as contemplated by the development plan for the Collaboration LTC Product.

Commercialization

LTC will be responsible for the commercialization of the Collaboration LTC Product throughout the world, but the Parties will co-market it in the United States, Canada, the United Kingdom, European Union, Switzerland, Australia, and New Zealand (the “LTC Product Territory”). Oncocyte will be responsible for the commercialization of the Collaboration Determa Product in the United States (the “Determa Product Territory”), and LTC will be responsible for commercializing it in the rest of the world. All commercialization activities for the Collaboration LTC Product and the Collaboration Determa Product will be conducted pursuant to commercialization plans agreed by the Parties through the collaboration’s governance committees.

2

Economic Terms

Under the Agreement, LTC will pay Oncocyte a percentage of revenue received by LTC on sales of the Collaboration LTC Product throughout the world and on sales of the Collaboration Determa Product outside the United States. The revenue share percentage for the Collaboration LTC Product will vary based on the timing of the sale, the territory of the sale, and the degree to which consumables, reagents, and other products are included in the kit being sold, but the Company estimates that the average revenue share percentage that it will receive under the Agreement will likely range from the low teens to the low twenties. The revenue share percentage LTC will pay to Oncocyte on sales of the Collaboration Determa Product will vary based on the timing of the sale, and the degree to which consumables, reagents, and other products are included in the kit being sold, but the Company estimates that the average revenue share that it will receive under the Agreement will likely range in the low twenties. Oncocyte will pay LTC a mid single-digit percentage of its revenue on sales of the Collaboration Determa Product in the United States. Oncocyte will also receive up to two milestone payments in the low seven figures if LTC successfully commercializes the OCA Plus IVD assay as a companion diagnostic with certain claims.

Exclusivity

During the term of the Agreement, (a) LTC will not enter into any agreement or arrangement with any third party with respect to the development or commercialization of OCA Plus on the Genexus system in the field of distributed IVD assay kits for the tumor profiling of and guidance of therapy selection for solid tumor cancers in humans (the “LTC Field”) in the LTC Product Territory, (b) Oncocyte will not partner with any third-party NGS equipment manufacturer with respect to the development and commercialization of a comprehensive genomic profiling assay on an instrument platform similar to or competitive with LTC’s NGS systems in the LTC Field in the LTC Product Territory, and (c) LTC will not develop, market or sell a new panel or other substantially similar comprehensive genomic profiling assay that would compete with the Collaboration LTC Product in the LTC Field in the LTC Product Territory on the Genexus system.

Manufacturing

LTC is responsible for the manufacture and supply of all OCA Plus assays and Collaboration LTC products, among other consumables and reagents required for the development of the Collaboration LTC Product. LTC will supply Oncocyte all consumables and reagents necessary for use in developing the Collaboration LTC Product pursuant to the LTC product development plan.

In addition, following the effective date of the Agreement, the Parties will negotiate in good faith a supply agreement pursuant to which LTC will supply Oncocyte with the Collaboration Determa Products for commercialization in the United States. LTC will also supply Oncocyte with all Genexus instruments, consumables and reagents, necessary for use in developing Collaboration Determa Products pursuant to the Determa product development plan.

Term; Termination

Unless earlier terminated as described in the Agreement, the Agreement will remain in effect until December 31, 2035. The Agreement may be (i) terminated for cause by either Party based on any uncured material breach or insolvency by the other Party, and (ii) terminated by either Party with respect to specific termination events occurring for either the Collaboration LTC products or the Collaboration Determa Products, including but not limited to, the failure to achieve certain milestones and failure to agree to initial development or commercialization plans for the Collaboration Determa Product. If LTC fails to meet its certain product development milestones, the term of the Agreement shall be extended on a proportionate basis.

The foregoing description of the Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to the full text of the Agreement, a copy of which the Company intends to file as an exhibit to a subsequent periodic report or on an amendment to this Current Report on Form 8-K.

3

Item 7.01 Regulation FD Disclosure.

On January 18, 2022, Oncocyte issued a press release announcing the execution of the Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information under this Item 7.01 and the accompanying Exhibit 99.1 shall be deemed “furnished” and not “filed” under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any filings made by Oncocyte under the Securities Act of 1933, as amended, or the Exchange Act except as may be expressly set forth by specific reference in such filing.

Note Regarding Forward-Looking Statements.

This Current Report on Form 8-K includes forward-looking statements. Any statements that are not historical fact (including, but not limited to statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates,” “may,” and similar expressions) are forward-looking statements. These statements include those pertaining to, among other things, the transactions contemplated by the Agreement and anticipated proceeds from the Agreement, and other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management. Forward-looking statements involve risks and uncertainties, including, without limitation, the potential impact of COVID-19 on Oncocyte or its subsidiaries’ financial and operational results, risks inherent in the development and/or commercialization of diagnostic tests or products, uncertainty in the results of clinical trials or regulatory approvals, the capacity of Oncocyte’s third-party supplied blood sample analytic system to provide consistent and precise analytic results on a commercial scale, potential interruptions to supply chains, the need and ability to obtain future capital, maintenance of intellectual property rights in all applicable jurisdictions, obligations to third parties with respect to licensed or acquired technology and products, the need to obtain third party reimbursement for patients’ use of any diagnostic tests Oncocyte or its subsidiaries commercialize in applicable jurisdictions, and risks inherent in strategic transactions such as the potential failure to realize anticipated benefits, legal, regulatory or political changes in the applicable jurisdictions, accounting and quality controls, potential greater than estimated allocations of resources to develop and commercialize technologies, or potential failure to maintain any laboratory accreditation or certification. Actual results may differ materially from the results anticipated in these forward-looking statements and accordingly such statements should be evaluated together with the many uncertainties that affect the business of Oncocyte, particularly those mentioned in the “Risk Factors” and other cautionary statements found in Oncocyte’s Securities and Exchange Commission (SEC) filings, which are available from the SEC’s website. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they were made. The events and circumstances reflected in Oncocyte’s forward-looking statements may not be achieved or occur and actual results could differ materially from those projected in the forward-looking statements. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Oncocyte undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
99.1	Press Release dated January 18, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONCOCYTE CORPORATION

Date: January 18, 2022	By:	/s/ Mitchell Levine
Mitchell Levine
Chief Financial Officer

5